                 FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER


         This FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of May 13, 2002 (this "First Amendment"), is made in respect of that certain Credit Agreement dated October 25, 2000 (the "Credit Agreement") by and among PLEXUS CORP., a Wisconsin corporation (the "Borrower"), the Subsidiary Borrowers from time to time parties thereto, the institutions from time to time parties thereto as Lenders (the "Lenders"), and ABN AMRO BANK N.V., as Syndication Agent, FIRSTAR BANK, N.A., as Documentation Agent, and BANK ONE, NA, having its principal office in Chicago, Illinois, as Administrative Agent (the "Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.


                                   ARTICLE I.

                          AMENDMENT TO CREDIT AGREEMENT

         1.1 AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting therein the following defined term in appropriate alphabetical order:

                  "'EBITDAR' means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income, plus (iv) Rentals."

         1.2 AMENDMENT TO SECTION 2.14. Section 2.14 (D)(ii) is hereby amended by deleting the pricing grid contained therein it in its entirety and substituting the following pricing grid therefor:



================================================================================================
                                        GREATER THAN OR    GREATER THAN OR    GREATER THAN OR
  RATIO OF TOTAL    LESS THAN 1.50 TO   EQUAL TO 1.50 TO   EQUAL TO 2.00 TO   EQUAL TO 2.50 TO
   DEBT/ADJUSTED           1.00          1.00 AND LESS      1.00 BUT LESS      1.00 BUT LESS
      EBITDA                           THAN 2.00 TO 1.00  THAN 2.50 TO 1.00  THAN 2.75 TO 1.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
   Commitment Fee         22.5 bps           25.0 bps           27.5 bps           32.5 bps
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
   Applicable
   Eurocurrency          100.0 bps          125.0 bps          137.5 bps          150.0 bps
   Margin
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
   Applicable
   Floating Rate           0.0 bps            0.0 bps           12.5 bps           25.0 bps
   Margin
================================================================================================


         1.3 AMENDMENT TO SECTION 7.3. Section 7.3 (F)(vi) is hereby amended by deleting the reference to "3.00" in the fourth line thereof and substituting "2.50" therefor.

         1.4 AMENDMENT TO SECTION 7.4.

         (a) Section 7.4(A) is hereby amended by deleting the reference to "3.25" in the third line thereof and substituting "2.75" therefor.

         (b) Section 7.4(B) is hereby deleted in its entirety and the following is substituted therefor:

                  "Minimum Interest Expense Coverage Ratio. The Company shall maintain a ratio (the "Interest Expense Coverage Ratio") for any applicable period of (i) the sum of (a) EBITDAR for such period plus
         (b) cash and non-cash charges taken in the fiscal year 2002, the majority of which were incurred as a result of restructurings in Mexico and San Diego, in an amount not to exceed $7,487,000 in the aggregate plus (c) other cash and non-cash charges incurred as a result of any restructurings (other than those listed in the immediately preceding subsection (b)) in an amount not to exceed $7,500,000 in the aggregate, of which no more than $3,000,000 may be cash charges, to (ii) the sum of (a) Interest Expense for such period plus (b) Rentals for such period of greater than 3.00 to 1.00 for each fiscal quarter, calculated as of the last day of each fiscal quarter for the four-quarter period ending on such day."

                                   ARTICLE II.

                           CONDITIONS TO EFFECTIVENESS

         2.1 Conditions to Effectiveness. This First Amendment shall be effective when the following conditions are satisfied:

         (a) The Agent shall have received counterparts of the First Amendment duly executed by the Borrowers and the Required Lenders.

         (b) The Agent shall have received the Reaffirmation of Subsidiary Guaranty in the form attached hereto as Exhibit A duly executed by each Subsidiary Guarantor.

         (c) The Agent shall have received from the Borrower an amendment fee in the amount of 0.10% of the aggregate amount of the Commitments of the Lenders that execute and deliver this First Amendment prior to 5:00 p.m. (Chicago time) on the date hereof, for the ratable account of such Lenders.

         (d) The Borrower shall have paid all reasonable, out-of-pocket fees and expenses of the Agent, including reasonable, out-of-pocket fees and expenses of counsel incurred in connection with the preparation and negotiation of this First Amendment.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that this First Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, and that after giving effect to this First Amendment (including, without limitation, the waiver included in Article IV hereof), no Default has occurred and is continuing.


                                   ARTICLE IV.

                                     WAIVER

          The Borrower has informed the Agent and the Lenders of the Borrower's failure to comply with Section 7.4(B) of the Credit Agreement for the fiscal quarter ending March 31, 2002, such failure to comply constituting a Default under the Credit Agreement (the "Covenant Default"). Subject to the satisfaction of each of the conditions set forth in Section 2.1 hereof, the Required Lenders under Section 9.3 of the Credit Agreement hereby waive the Borrower's Covenant Default.

         If any Default is or shall be continuing under the Credit Agreement (other than the Covenant Default), the Agent and the Lenders will be under no obligation to forbear the exercise of their rights and remedies under the Credit Agreement, the other Loan Documents, applicable law or otherwise. The waivers of the Lenders set forth herein are limited as specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default except as expressly set forth herein.

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1 FULL FORCE AND EFFECT. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after being amended by this First Amendment. Any reference to the Credit Agreement herein shall refer to the Credit Agreement as amended hereby.

         5.2 APPLICABLE LAW. This First Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of Illinois.

         5.3 COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         5.4 HEADINGS. The headings of this First Amendment are for the purpose of reference only and shall not affect the construction of this First Amendment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this First Amendment to be executed by their duly authorized officers all as of the day and year first above written.

                               PLEXUS CORP., as the Company


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                                  --------------------------------

                                  --------------------------------

                                  --------------------------------
                                  Attention:
                                            ----------------------
                                  Telephone No.: (___) ___-_______

                                  Facsimile No.: (___) ___-_______

                               BANK ONE, NA (HAVING ITS PRINCIPAL OFFICE IN
                               CHICAGO, ILLINOIS), as Administrative Agent and as a Lender


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------
                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               ABN AMRO BANK N.V., as Syndication Agent and as a Lender


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------
                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               FIRSTAR BANK, N.A., as Documentation Agent and as a Lender



                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------
                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               HARRIS TRUST AND SAVINGS BANK, as a Lender


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------
                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                               CHICAGO BRANCH., as a Lender



                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------
                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               BNP PARIBAS, as a Lender


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------

                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               FLEET NATIONAL BANK, as a Lender



                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------

                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               FIRST UNION NATIONAL BANK, N.A., as a Lender



                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------

                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               M&I MARSHALL & ILSLEY BANK N.V., as a Lender




                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------

                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                               THE ROYAL BANK OF SCOTLAND PLC (formerly known as the NATIONAL WESTMINSTER BANK PLC, NASSAU BRANCH and the NATIONAL WESTMINSTER BANK PLC, NEW YORK BRANCH), as a Lender


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               Address:


                               -----------------------------------

                               -----------------------------------

                               -----------------------------------

                               Attention:
                                         -------------------------
                               Telephone No.:  (____) ____-_______
                               Facsimile No.:  (____) ____-_______

                                    EXHIBIT A

                      REAFFIRMATION OF SUBSIDIARY GUARANTY

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing First Amendment to Credit Agreement and Waiver with respect to that certain Credit Agreement dated as of October 25, 2000 by and among Plexus Corp., a Wisconsin corporation, the Subsidiary Borrowers from time to time parties thereto, the institutions from time to time parties thereto as Lenders (the "Lenders"), and ABN AMRO Bank N.V., as Syndication Agent, Firstar Bank, N.A., as Documentation Agent, and Bank One, NA, having its principal office in Chicago, Illinois, as Administrative Agent (the "Agent") (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Reaffirmation of Subsidiary Guaranty and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Subsidiary Guaranty (the "Subsidiary Guaranty") dated as of October 25, 2000 by Plexus International Services, Inc., Electronic Assembly Corp., Technology Group, Inc., Seamed Corporation, Agility Incorporated, Plexus Services Corp. and Qtron, Inc. (together, the "Subsidiary Guarantors") and any other Loan Document executed by such Subsidiary Guarantor and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Dated as of May 13, 2002

                               PLEXUS INTERNATIONAL SERVICES, INC.

                               In each case:

                               By:
                                  --------------------------------
                                  Name:
                                  Its:


                               PLEXUS SERVICES CORP.

                               By:
                                  --------------------------------
                                  Name:
                                  Its:


                               QTRON, INC.


                               By:
                                  --------------------------------
                                  Name:
                                  Its: